UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-06615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road Suite 400
Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 248 352-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers

On May 17, 2023, the stockholders of Superior Industries International, Inc. (the “Company”) approved an amendment to the Superior Industries International, Inc. 2018 Equity Incentive Plan (the “2018 Equity Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). Among other things, the amendment increases the number of shares authorized for issuance under the 2018 Equity Plan by 3,400,000.

The material terms of the 2018 Equity Plan, as amended, are described in the Company’s definitive proxy statement, dated March 30, 2023, under the heading “Proposal No. 3 — Approval of an Amendment to the Superior Industries International, Inc. 2018 Equity Incentive Plan”, which is incorporated herein by reference.

The description of the 2018 Equity Plan, as amended, is qualified in its entirety by reference to the full text of the 2018 Equity Plan, as amended, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Superior Industries International, Inc. held its annual meeting of stockholders (the “Annual Meeting”). Set forth below are the final voting totals as provided by Broadridge Financial Solutions, Inc., the independent inspector of elections for the Annual Meeting.

Proposal One: Election of Directors

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Majdi B. Abulaban	22,607,728	108,080	5,303,983
Raynard D. Benvenuti	21,958,025	757,783	5,303,983
Michael R. Bruynesteyn	18,538,949	4,176,859	5,303,983
Richard J. Giromini	22,012,419	703,389	5,303,983
Paul J. Humphries	18,493,784	4,222,024	5,303,983
Ransom A. Langford	22,467,209	248,599	5,303,983
Timothy C. McQuay	22,518,095	197,713	5,303,983
Ellen B. Richstone	21,904,305	811,503	5,303,983

Proposal Two: Amendment to the 2018 Equity Plan of the Company

For	Against	Abstain	Broker Non-Votes
20,924,232	1,697,833	93,743	5,303,983

Proposal Three: Advisory Vote on Executive Compensation of the Company's Named Executive Officers

For	Against	Abstain	Broker Non-Votes
21,560,177	1,048,857	106,774	5,303,983

Proposal Four: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation of the Company's Named Executive Officers

Every	Every 2	Every 3
Year	Years	Years	Abstain	Broker Non-Votes
21,738,166	25,990	857,425	94,227	5,303,983

In line with the results set forth above, the Board of Directors of the Company has determined that the Company will continue to include an advisory vote on named executive officer compensation in the Company’s proxy statement every year until the next required vote on the frequency of such votes.

Proposal Five: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain
27,696,492	259,831	63,468

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit

Number Exhibit Description .

10.1 Superior Industries International, Inc. 2018 Equity Incentive Plan, as amended and restated

104 Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Industries International, Inc.

Date:	May 18, 2023	By:	/s/ David M. Sherbin
David M. Sherbin Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary